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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 23, 2002


                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                      000-31191               04-3324394
----------------------------         -------------          -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


        5 Sylvan Way, Suite 200
         Parsippany, New Jersey                                     07054
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On July 23, 2002, The Medicines Company announced its financial results for the quarter and six month period ended June 30, 2002.

     The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.



     Exhibit No.      Description
     -----------      -----------

     99.1 Press release dated July 23, 2002 entitled "The Medicines Company Reports Second Quarter 2002 Financial Results and Confirms Annual Guidance."



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 25, 2002             THE MEDICINES COMPANY


                                 By: /s/ Steven H. Koehler
                                     ------------------------------------------
                                     Steven H. Koehler
                                     Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

99.1 Press release dated July 23, 2002 entitled "The Medicines Company Reports Second Quarter 2002 Financial Results and Confirms Annual Guidance."